Exhibit 99.2

Combination – Moving Forward

NP-Nevada Pacific Gold Ltd.	US*GOLD

NEW US*GOLD

White Knight Resources Inc.

Coral Gold Resources Ltd.	Toné Resources

The Attraction Next Door

Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
33.1 MM Total oz.
Cortez JV Area
BARRICK
US★GOLD
US Gold Takeover Targets
Mine Location
Deposit
US★GOLD
Tonkin Springs
North
0
3
6
Miles

The Attraction Next Door [MAP]